All Operating Sites fcx.com FCX Conference Call 3rd Quarter 2026 Results October 27, 2026

Cautionary Statement 2 This presentation contains forward-looking statements in which FCX discusses its potential future performance, operations and projects. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections or expectations relating to business outlook, strategy, goals or targets; restoration and remediation efforts, and ramp-up of production and downstream processing following the September 2025 external mud rush incident at PT Freeport Indonesia’s (PTFI) Grasberg Block Cave (GBC) underground mine and the anticipated impact on FCX’s business, production, sales, results of operations and operating plans; global market conditions, including trade policies; ore grades and milling rates; production and sales volumes; higher variability between PTFI production and sales; unit net cash costs (credits) and operating costs; capital expenditures; operating plans, including mine sequencing; cash flows; liquidity; the life of resource extension of operating rights in the Grasberg minerals district, including the extension of PTFI’s special mining business license (IUPK) beyond 2041; timing of sales or shipments of inventoried production; FCX’s sustainability-related commitments, aspirations and targets; FCX’s overarching commitment to deliver responsibly produced copper and molybdenum, including plans to implement, validate and maintain validation of its operating sites under specific frameworks; achievement of FCX’s 2030 climate targets and its 2050 net zero aspiration; improvements in operating procedures and technology innovations and applications; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities and investment decisions; tax rates; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal and environmental proceedings; debt repurchases; and the ongoing implementation of FCX’s financial policy and future returns to common stockholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” “opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases are at the discretion of the Board of Directors (Board) and management, respectively, and are subject to a number of factors, including not exceeding FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper and gold; changes in export duties and tariff rates; production rates; timing of shipments and sales; reduced customer demand or capacity; changes in the terms of arrangements or contracts; PTFI’s ability to repair mud rush incident-related damage, implement enhanced operating procedures, safely restart with a ramp-up and achieve full operating rates of production and downstream processing on the expected timeline and optimize production plans; maintain relationships with commercial counterparties; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in cash requirements, financial position, financing or investment plans; changes in general market, economic, geopolitical, regulatory or industry conditions, including market volatility regarding trade policies and tariff uncertainty; reductions in liquidity and access to capital; changes in tax laws and regulations; political and social risks, including the potential effects of violence in Indonesia, civil unrest in Peru, and relations with local communities and Indigenous Peoples; operational risks inherent in mining, with higher inherent risks in underground mining; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations, including the ability to smelt and refine or inventory production; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; satisfaction of requirements in accordance with PTFI’s IUPK to extend mining rights from 2031 through 2041; delays in Indonesia government approvals or failure to obtain Indonesia government approval, including on the terms of the Memorandum of Understanding (MOU) that FCX and PTFI entered into with the Indonesia government and relating to the amendment to the IUPK to extend PTFI’s operating rights beyond 2041; delays in consummating the terms of the MOU, including entering into any definitive agreements; cybersecurity risks; any major public health crisis; labor relations, including labor-related work stoppages and increased costs; compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks, including availability of secure water supplies; impacts, expenses or results from litigation or investigations; tailings management; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission. Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovations, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX undertakes no obligation to update any forward-looking statements, which are as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. Estimates of mineral reserves and mineral resources are subject to considerable uncertainty. Such estimates are, to a large extent, based on metal prices for the commodities we produce and interpretations of geologic data, which may not necessarily be indicative of future results or quantities ultimately recovered. This presentation also includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material modifying factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurance can be given that estimated mineral resources or mineral potential will become proven and probable mineral reserves. This presentation also contains measures such as unit net cash costs (credits) per pound of copper and molybdenum, net debt, adjusted net income and Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and accretion), which are not recognized under U.S. generally accepted accounting principles (GAAP). FCX’s calculation and reconciliation of unit net cash costs (credits) per pound of copper and molybdenum, net debt and adjusted net income to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 3Q26 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to Adjusted EBITDA is included on slide 29. For forward-looking unit net cash costs (credits) per pound of copper and molybdenum measures, FCX is unable to provide a reconciliation to the most comparable GAAP measure without unreasonable effort because estimating such GAAP measures and providing a meaningful reconciliation is extremely difficult and requires a level of precision that is unavailable for these future periods, and the information needed to reconcile these measures is dependent upon future events, many of which are outside of FCX’s control as described above. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions.

COPPER AT OUR CORE

3Q26 Highlights

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- **Strong margins & cash flows**
- **Grasberg recovery on steady path**
- **U.S. business significant contribution to bottom line**
- **Advancing value-enhancing growth**
  - Projected copper sales volume growth of 23% in 2027e and 11% in 2028e
  - Multiple catalysts on the horizon
- **~$1 bn in shareholder returns YTD**
- **Positive outlook**

Ongoing focus on Operating and Capital Disciplines, Productivity and Building Shareholder Value

Adjusted EBITDA (1)

($ bns)


$2.8
$3.2
3Q25
3Q26

Operating Cash Flows (2)

($ bns)


$1.7
$2.0
3Q25
3Q26

Adjusted Net Income Attributable to Common Stock (3)

After-Tax ($ bns)


$0.7
$1.3
3Q25
3Q26

Per Share


$0.50
$0.88
3Q25
3Q26

(1) A reconciliation of amounts reported in FCX's consolidated financial statements to Adjusted EBITDA is included on slide 29.
(2) Cash used for working capital totaled $0.4 bn for 3Q26 and $0.1 bn for 3Q25.
(3) A reconciliation of adjusted net income to amounts reported in FCX's consolidated financial statements is included in the supplemental schedules of FCX's 3Q26 press release, which is available on FCX's website, fcx.com.
NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate

3

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Copper – Metal of Electrification

*Over 65% of the world's copper is used in applications that deliver electricity**

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Electrification Megatrend = Significant Structural Driver of Copper Demand Growth

- Global economy entering a period of accelerating electrification and copper possesses superior connectivity
- ~50% growth in global electricity demand expected through 2040**
- New power capacity increasingly copper intensive, requiring generation, grid, storage and connectivity infrastructure
- Demand drivers are broadening across economic development, renewables, EVs, AI/data centers and defense
- Copper increasingly becoming a strategic enabler of economic growth and technological advancement

** internationalcopper.org*

*** S&P Global's Energy & Market Intelligence report from January 2026 (Copper in the Age of AI: Challenges of Electrification)*

4

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3Q26 Operations Update



United States

Cu Production: 321 mm lbs
Cu Sales: 333 mm lbs
Unit Net Cash Costs: $3.16/lb

- Copper sales YTD 2026 +2% vs. prior year period
- Extreme weather conditions resulted in below-forecast operating rates and productivity in 3Q26
- Mining rates +10% above 3Q25 but 3-5% below 2Q26 and forecast rates
- Advancing growth
  - Leach initiatives
    - High potential additives scheduled for testing beginning in 1H27
    - Heat trials at Morenci
  - Bagdad expansion investment decision expected in 4Q26



South America

Cu Production: 262 mm lbs
Cu Sales: 263 mm lbs
Unit Net Cash Costs: $2.39/lb

- Strong operational performance at Cerro Verde; mining, milling and copper sales above forecast
- Challenging operating conditions at El Abra; slope management limited access to higher grade ore
- Leach initiatives: heated raffinate trials at El Abra and Cerro Verde expected to commence in 4Q26
- Advancing permitting process with Chilean regulatory authorities for significant expansion at El Abra



Indonesia

Cu Production: 249 mm lbs
Cu Sales: 153 mm lbs
Au Production: 229 k ozs
Au Sales: 98 k ozs
Unit Net Cash Credits: $0.84/lb*

- Mining production exceeded refined sales; gold sales impacted by timing
- PTFI smelter successfully re-commenced operations after being down post Grasberg incident
- Significant progress continued in ramp-up of GBC; mining rate avg 70 k t/d in 3Q26 vs. 53 k t/d in 2Q26
- Material handling system upgrades at GBC progressing toward completion in early 2027
- Abnormally dry conditions (generally favorable for mining) creating milling challenges that are being actively managed
- Continue to advance activities for future restart of PB 1S by mid-2027
- Working with Indonesia government to complete formal license process for Grasberg life of resource extension

NOTE: Refer to non-GAAP disclosure on slide 2.
** Excludes idle facility and restoration costs associated with mud rush incident at PTFI.*

5

2030e Additional Potential of +700 mm lbs/yr Mid-2030s Additional Opportunities of +1 bn lbs/yr 2025 2026 YTD 1.68 1.84 Copper Growth Catalysts in Focus 6 Copper Sales Volume Growth 2027e +700 mm lbs/yr, 2028e +400 mm lbs/yr Grasberg recovery on steady path Innovative Leach Technologies 3Q26 Annual Run Rate 2027e 220 300 Ongoing focus on U.S. mining rate increase to enhance future growth Quarterly Cu Production (lbs in mms) t/d in mms Copper lbs in mms El Abra Expansion 700 mm lbs of copper per annum** • Highly attractive development opportunity in Chile • Would transform mine to a top 5 copper producer in Chile • Regulatory process under way Safford / Lone Star Expansion 300-400 mm lbs per annum • Substantial sulphide resource • Pre-feasibility work in progress • Potential to transform district into significant producer Bagdad 2X 200-250 mm lbs per annum • Would become second largest copper mine in U.S. • Improve cost position through economies of scale and modernization • By-product moly production of 10-12 mm lbs per annum • Investment decision expected in 4Q26 <10% >40% 1st Generation Additive Demonstrated in Field Next Generation Enhanced Additive Based on Lab Results Leach Innovation with R&D (Additives + Heat) ~500 mm lbs per annum* Incremental Recoveries 49 249 300 0 100 200 300 400 4Q25 3Q26 2027e 2028e 375 Quarterly Avg. ~ +36% +10% * Incremental to reach ~800 mm lbs per annum target ** Also includes 10 mm lbs of molybdenum per annum e = estimate Path to annual copper sales of 4.5 – 5 bn lbs by 2030

Gold Sales (million ozs)(billion lbs) Copper Sales Annual Sales Profile October 2026 Estimate 7 NOTE: Consolidated copper sales include 1.11 bn lbs in 2025, 0.81 bn lbs in 2026e, 1.10 bn lbs in 2027e and 1.27 bn lbs in 2028e for noncontrolling interests; excludes purchased copper. Estimates are dependent on operational performance; the ramp-up of the GBC underground mine and PTFI’s smelter; weather- related conditions; timing of shipments and sales and other factors. Additionally, 2026e assumes deferrals of ~100 mm lbs of copper related to inventory held at PTFI’s smelting operations. e = estimate. NOTE: Consolidated gold sales include 538k ozs in 2025, 324k ozs in 2026e, 512k ozs in 2027e and 615k ozs in 2028e for noncontrolling interests. Estimates are dependent on operational performance; the ramp-up of the GBC underground mine and PTFI’s smelter; weather-related conditions; timing of shipments and sales and other factors. Additionally, 2026e assumes deferrals of ~70k ozs of gold related to inventory held at PTFI’s smelting operations. (million lbs) Moly Sales 0 1 2 3 4 5 2025 2026e 2027e 2028e 3.6 3.0 3.7 4.1 0 25 50 75 100 2025 2026e 2027e 2028e 83 93 85 95 0 1 2 2025 2026e 2027e 2028e 1.07 0.65 1.0 1.2

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Commentary on Inflationary Pressures



- **Rising energy prices (diesel and electricity)**
  - Estimated 2026 impact of ~$500 mm compared with 2025
- **Current spot sulfuric acid prices are more than double 2025 average**
  - Regional cost impacts but generally insulated globally (smelter production offsets mine consumption)
- **2026e Unit net cash costs: ~$1.90/lb (higher by-product credits offset impact of higher input costs)**
- **CAPEX inflation trend continues above CPI**
- **Actively managing costs and capital spending, project controls and efficiency, productivity and optimization programs in a dynamic market environment**



8

EBITDA and Cash Flow at Various Copper Prices Assuming $4,000/oz gold, $32/lb molybdenum 9 NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. (1) U.S. Dollar Exchange Rates: 933 Chilean peso, 17,000 Indonesian rupiah, $0.72 Australian dollar, $1.16 euro, 3.36 Peruvian sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. ($ in bns except copper, gold and molybdenum prices) Operating Cash Flow Excludes working capital changes EBITDA Sensitivities Average ’27e/’28e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $300 Molybdenum +/-$1.00/lb $ 80 Gold +/-$100/oz $ 70 Currencies (1) +/-10% $180 Diesel +/-10% $ 115 Copper +/-$0.10/lb $390 Molybdenum +/-$1.00/lb $ 85 Gold +/-$100/oz $105 Currencies (1) +/-10% $250 Diesel +/-10% $160 $0 $5 $10 $15 $20 Cu $5.00/lb Cu $6.00/lb Cu $7.00/lb ’27e/’28e Avg $0 $6 $12 $18 $24 Cu $5.00/lb Cu $6.00/lb Cu $7.00/lb ’27e/’28e Avg

Consolidated Capital Expenditures 2025 2026e 2027e Major Projects (1) Excludes $0.6 bn in CAPEX for PTFI’s downstream processing facilities. (2) Planned projects primarily include CAPEX associated with Grasberg underground development, supporting mill and power capital costs, a portion of spending on the new gas-fired combined cycle facility, and a leaching project at El Abra. NOTE: Amounts include capitalized interest. Discretionary CAPEX will be excluded from the available cash flow calculation for purposes of the performance-based payout framework. e= estimate. $0.9 Planned (2) Discretionary $1.4 $3.9 Other $2.0 Planned (2) Discretionary $5.2 $1.6 Other Other $1.4 $1.4 $1.6 $4.4 42% 39% 12% 7% Grasberg Energy Transition & Other Atlantic Copper CirCular 2027e Projected Discretionary Spending by Project 2026e ($ in bns) 10 42% 42% 16% (1) Planned (2) Discretionary $1.2 $2.0 Kucing Liar Bagdad Early Works

COPPER AT OUR CORE

Strong Balance Sheet and Cash Flow Generation

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Supports disciplined investment in future growth and increasing shareholder returns

Balance Sheet Strength as of 9/30/26

($ in bns)


$9.4
$1.8 (1)
Total Debt
Net Debt
Excluding Indonesia downstream projects

Cash Returns to Shareholders

~$1 bn Distributed YTD 2026


Share Repurchases(2)
32%
Dividends
68%

$6.6 bn Distributed Since 6/30/21


Share Repurchases(2)
35%
Dividends
65%

~50% of available cash flow to be returned to shareholders[3] | ~50% available to advance organic growth opportunities

(1) Net debt equals consolidated debt less consolidated cash and cash equivalents. Net debt at 9/30/26 excludes $3.2 bn of debt associated with PTFI's downstream processing facilities.
(2) FCX has acquired 56.8 mm shares of its common stock for a total cost of $2.3 bn ($40.58 avg. cost per share) under its share repurchase program since November 2021, including 4.9 mm shares for a total of $305 mm ($62.69 avg. cost per share) YTD 2026.
(3) Available cash flow equals available cash flows generated after planned capital spending (excluding PTFI's downstream processing facilities funded with debt and discretionary CAPEX) and distributions to noncontrolling interests.
NOTE: Refer to non-GAAP disclosure on slide 2.

11

Significant Gold Producer Organic Growth Pipeline Strong Global Leader with Valuable U.S. Franchise Leadership Position in Critical Metal Large-Scale Copper Producer Freeport – Store of Value with Embedded Growth in Strategic Metal 12

Reference Slides

Financial Highlights 14 Copper Consolidated Volumes, excluding purchases (mm lbs) 749 977 Average Realization (per lb) $ 6.54 $ 4.68 Site Production & Delivery Costs (per lb) $ 3.24 $ 2.71 Unit Net Cash Costs (per lb) $ 2.07 $ 1.40 Gold Consolidated Volumes (000’s ozs) 105 336 Average Realization (per oz) $4,273 $3,539 Molybdenum Consolidated Volumes (mm lbs) 22 19 Average Realization (per lb) $32.46 $24.07 3Q26 (1) Excludes idle facility, direct recovery and restoration costs associated with mud rush incident at PTFI. (2) Cash used for working capital totaled $0.4 bn in 3Q26 and $0.1 bn in 3Q25. (3) Includes $3.2 bn of debt associated with PTFI’s downstream processing facilities. NOTE: Refer to non-GAAP disclosure on slide 2. Revenues $ 7.5 $ 7.0 Net Income Attributable to Common Stock $ 1.2 $ 0.7 Diluted Net Income Per Share $ 0.81 $ 0.46 Operating Cash Flows $ 2.0 $ 1.7 Capital Expenditures $ 1.2 $ 1.1 Total Debt $ 9.4 $ 9.3 Cash and Cash Equivalents $ 4.3 $ 4.3 (in billions, except per share amounts) | Sales Data | Financial Results 3Q25 (3) (1) (2) (1)

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3Q26 Mining Operating Summary

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Sales From Mines by Region


United States(1)
South America(2)
Indonesia(3)
333
339
22
19
263
278
153
360
98
332
Cu
mm lbs
Mo
mm lbs
Au
k ozs
3Q26
3Q25
3Q26
3Q25
3Q26
3Q25
3Q26
3Q25
3Q26
3Q25

3Q26 Unit Net Cash Costs (Credits) *(per lb of Cu)*

	United States	South America	Indonesia	Consolidated
Site Production & Delivery, excl. adjs.	$3.93	$3.14	$1.92(4)	$3.24(4)
By-product Credits	(0.89)	(0.79)	(3.52)	(1.40)
Treatment Charges	0.12	0.03	0.39(4,5)	0.15(4)
Royalties & Export Duties	-	0.01	0.37	0.08
Unit Net Cash Costs (Credits)	**$3.16**	**$2.39**	**$(0.84)**	**$2.07**

(1) Silver sales totaled 0.5 mm ozs in 3Q26 and 0.4 mm ozs in 3Q25. Also includes molybdenum sales of 6 mm lbs in 3Q26 and 3Q25 from South America.
(2) Silver sales totaled 0.9 mm ozs in 3Q26 and 3Q25.
(3) Silver sales totaled 0.8 mm ozs in 3Q26 and 1.8 mm ozs in 3Q25.
(4) Excludes idle facility and restoration costs associated with the mud rush incident at PTFI.
(5) Treatment charges reflect costs from PTFI's downstream operations and do not reflect market TC/RC rates. In addition, these treatment charges do not reflect the significant offsets in revenue and by-product credits associated with incremental metals and sulfuric acid produced by PTFI's downstream operations.
NOTE: Refer to non-GAAP disclosure on slide 2.

15

Freeport is World’s Largest Molybdenum Producer 16 3Q26 production 22 mm lbs World’s Largest Molybdenum Producer $15 $17 $19 $21 $23 $25 $27 $29 $31 $33 $35 Jan-24 Jan-25 Jan-26 $ /l b M o Source: S&P Platts Metals Week Daily Dealer Oxide for prices; Wood Mackenzie for producer ranking (1) Based on 2027e/2028e annual average. e = estimate. 0 20 40 60 80 100(mm lbs) Annual Sensitivities(1) (US$ in mms) Operating Cash FlowEBITDA $ 425 $400 +/-$5.00/lb • Positive long-term market fundamentals o Consumption expected to increase in key industries, including aerospace and defense, chemical production, building and construction, power generation, renewables and semiconductors Molybdenum prices up >50% YTDFCX Molybdenum Production Mix By-product 64% Primary 36% NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate

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Advancing U.S. Copper Growth - Bagdad AZ Expansion

Low risk U.S. brownfield growth project

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- **80+ year reserve life supports doubling capacity**
- **100%-owned multi-decade operating history with existing infrastructure and community support**
- **Would become the second-largest U.S. copper mine**
- **Incremental production of 200-250 mm lbs of Cu and 10-12 mm lbs of Moly annually expected***
- **Scale and modernization expected to reduce unit costs**
- **Economics supported at ~$4.00/lb copper with exposure to positive market**
- **Favorable U.S. tax attributes**
- **Investment decision expected in 4Q26**


Bagdad
Prescott
Phoenix


BAGDAD
2X
BAGDAD

Strengthens Freeport's position as America's Copper Champion®

** Equivalent to incremental growth of ~130 kt of CuEq per annum based on life of mine*

17

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Robust Project Pipeline Update

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New Leach Technologies Americas	Bagdad Expansion Arizona	Safford/Lone Star Expansions Arizona	El Abra Expansion Chile	Grasberg District Indonesia
LEACH TO THE LAST DROP	BAGDAD 2X BAGDAD	SAFFORD OPERATIONS LONE STAR	EL ABRA	PT FREEPORT INDONESIA
• Targeting an increase in contribution from initiatives: current run rate ~220 mm lbs/yr ➔ 300 mm lbs in 2027 • New additives combined with heating stockpiles showing potential for building scale • Driving innovation for potential to reach ~800 mm lbs/yr by 2030	• Expected to add 200-250 mm lbs of copper and 10-12 mm lbs of moly per year • Expect to reach an investment decision on the expansion project in 4Q26 • 3-4 yr construction	• Substantial resource • Pre-feasibility study expected in 2027 • Targeting incremental addition of 300-400 mm lbs/yr beginning in 2030s	• Advancing permitting process • ~2-3-yr permitting process • ~4-yr construction • Potential start-up in 2033 timeframe • Targeting incremental production of +700 mm lbs of copper and 10 mm lbs of moly per year	• Kucing Liar project in development, 130k t/d expansion - 750 mm lbs Cu & 735k oz Au per annum at full rate to sustain large-scale production • License extension would provide growth opportunities over life of resource
Low capital intensity	**~$4.5 billion*** ***Incentive Price: ~$4/lb***	**Developing estimate**	**~$7.5 billion (2024 estimate)**** ***Excludes $2 billion for extension of leach operations*** ***Incentive Price: <$4/lb***	**~$4 billion remaining for Kucing Liar** ***~$1.6 billion incurred to date***

ANTICIPATED CAPITAL INVESTMENT

** Excludes $0.2 bn in early works incurred through 3Q26*
*** Preliminary, subject to escalation, additional studies*

18

Strong Balance Sheet and Liquidity Attractive Debt Maturity Profile 19 $0 $2 $4 $6 $8 2026 2027 2028 2029 2030 2031 Thereafter (US$ bns) $4.8 5.40% & 5.45% Sr. Notes and FMC Sr. Notes PTFI Revolver $ 0.3 FCX/FMC Senior Notes/Other 6.1 PTFI Senior Notes 3.0 Total Debt $ 9.4 Cons. Cash and Cash Equivalents $ 4.3 Net Debt (1) $ 5.1 Net Debt/Adjusted EBITDA(2) 0.5x $ - at 9/30/26Total Debt & Cash $1.3 (3) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PTFI Sr. Notes 5.315% & 6.2% PTFI Sr. Notes Significant liquidity ▪ $4.3 bn in consolidated cash and cash equiv. ▪ $3.0 bn in availability under FCX credit facility ▪ $1.5 bn in availability under PTFI credit facility ▪ $350 mm in availability under Cerro Verde credit facility 4.125% & 4.375% Sr. Notes $0.9 $0.5 5.25% Sr. Notes 4.25% & 4.625% Sr. Notes $1.0 PTFI Revolver (1) Includes $3.2 bn of debt associated with PTFI’s downstream processing facilities. (2) Trailing 12-months. (3) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2031. NOTE: Refer to non-GAAP disclosure on slide 2. $0.9 FMC Sr. Notes and Other

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2026e Outlook

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Sales Outlook

- **Copper:** 3.0 billion lbs
- **Gold:** 0.65 million ozs
- **Molybdenum:** 93 million lbs

Unit Net Cash Cost of Copper

- **Site prod. & delivery**(1)
  - 2026e: $3.29/lb
  - 4Q26e: $3.34/lb
- **After by-product credits**(1,2)
  - 2026e: $1.90/lb
  - 4Q26e: $1.68/lb

Operating Cash Flows (2,3)

- **~$8.5 billion,** net of $0.6 billion of working capital and other uses, @ $6.50/lb copper for 4Q26e
- **Each 10¢/lb change** in copper for 4Q26e = $75 million impact

Capital Expenditures

- **$4.4 billion**
  - $3.0 billion for major projects(4)
  - $1.4 billion for sustaining and other projects

(1) Excludes $1.2 bn in 2026e and $0.25 bn in 4Q26e for projected idle facility and restoration costs associated with the mud rush incident at PTFI.

(2) Assumes average prices of $4,000/oz gold (each $100/oz change equals 1¢/lb) and $32/lb molybdenum (each $2/lb change equals 1¢/lb) for 4Q26e.

(3) For 4Q26e each $100/oz change in gold is estimated to have an approximate $25 mm impact and each $2/lb change in molybdenum is estimated to have an approximate $12 mm impact.

(4) Major projects CAPEX includes $1.4 bn for planned projects and $1.6 bn of discretionary projects.

NOTE: Projected gold sales and unit net cash costs are dependent on operational performance; the ramp-up of PTFI's GBC underground mine and PTFI smelter; impacts related to the conflict in the Middle East, including changes in energy costs and other consumables; weather-related conditions; timing of shipments and sales and other factors.

e = estimate. Refer to non-GAAP disclosure on slide 2.

20

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2026e Operational Data By Region

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2026e Sales *by Region* (1)


United States
1,292
Cu
mm lbs
93 (2)
Mo
mm lbs
South America
996
Cu
mm lbs
Indonesia
703
Cu
mm lbs
649 (3)
Au
k ozs

2026e Unit Net Cash Costs / (Credits)(1,4) *(per lb of Cu)*	**United States**	**South America**	**Indonesia**	**Consolidated**
Site Production & Delivery	$3.80	$3.34 (5)	$2.29 (6)	$3.29 (6)
By-product Credits	(0.85)	(0.79)	(4.41)	(1.67)
Treatment Charges	0.13	0.03	0.46 (6,7)	0.18 (6)
Royalties	-	0.01	0.41	0.10
Unit Net Cash Costs / (Credits)	**$3.08**	**$2.59**	**$(1.25)**	**$1.90**

(1) Projected sales volumes and unit net cash costs (credits) are dependent on operational performance; the ramp-up of PTFI's GBC underground mine and PTFI's smelter; impacts related to the conflict in the Middle East, including changes in energy costs and other consumables; weather-related conditions; timing of shipments and sales and other factors.
(2) Includes molybdenum produced in South America.
(3) Includes gold produced in U.S.
(4) Estimates assume average prices of $4,000/oz gold and $32/lb molybdenum for 4Q26e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(5) Production costs include profit sharing in South America.
(6) Excludes idle facility and restoration costs associated with the mud rush incident at PTFI.
(7) Treatment charges reflect costs from PTFI's downstream operations and do not reflect market TC/RC rates. In addition, these treatment charges do not reflect the significant offsets ($0.64/lb in 2026e) in revenue and by-product credits associated with incremental metals and sulfuric acid produced by PTFI's downstream operations.
NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate.

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2026e Quarterly Sales 22e = estimate (million lbs) Moly Sales Gold Sales (000’s ozs) 0 100 200 300 400 1Q26 2Q26 3Q26 4Q26e 121 123 105 300 0 10 20 30 1Q26 2Q26 3Q26 4Q26e 24 25 22 22 NOTE: Consolidated copper sales include 155 mm lbs in 1Q26, 190 mm lbs in 2Q26, 197 mm lbs in 3Q26 and 270 mm lbs in 4Q26e for noncontrolling interests; excludes purchased copper. Estimates are dependent on operational performance; the ramp-up of the GBC underground mine at PTFI; weather-related conditions; timing of shipments and sales and other factors. NOTE: Consolidated gold sales include 59k ozs in 1Q26, 61k ozs in 2Q26, 50k ozs in 3Q26 and 154k ozs in 4Q26e for noncontrolling interests. Estimates are dependent on operational performance; the ramp-up of the GBC underground mine and PTFI’s smelter; weather-related conditions; timing of shipments and sales and other factors. (million lbs) Copper Sales 0 250 500 750 1000 1Q26 2Q26 3Q26 4Q26e 657 710 749 875

Grasberg Minerals District Mine Plan Metal Production, 2025 – 2030e 23 1.0 0.8 1.2 1.5 1.6 1.6 0.9 0.7 1.0 1.2 1.3 1.2 2025 2026e 2027e 2028e 2029e 2030e | Copper 2026e – 2030e Total: 6.7 billion lbs copper Annual Average: ~1.3 billion lbs | Gold 2026e – 2030e Total: 5.4 million ozs gold Annual Average: ~1.1 million ozs Cu bn lbs Au mm ozs NOTE: Timing of annual production will depend on a number of factors including operational performance; the ramp-up of the GBC underground mine; weather-related conditions; and other factors. 2026e production expected to exceed sales and assumes deferrals of ~100 mm lbs of copper and ~70k ozs of gold related to inventory held at PTFI’s smelting operations. FCX’s economic interest in PTFI is 48.76%. e = estimate.

COPPER AT OUR CORE

Grasberg Block Cave Status Report

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- **Production Blocks 2 and 3 ramp-up progressing in line with April schedule**
  - ✓ Remediation completed in 1Q26
  - ✓ Ramp-up commenced in March 2026
  - ✓ Planned operating rates achieved in 2Q26 and 3Q26
- **Production Block 1S restart targeted in mid-2027**
  - ✓ Clean-up, plug construction and infrastructure repairs ongoing
- **Drainage and cave-management initiatives advancing**
- **Haulage-level material handling upgrades on schedule; Chute Gallery (CG) 45 upgrades completed; CG 44 upgrades in progress**
- **Expected PTFI production capacity milestones:**

~65%	~80%	Near Full Capacity
In 2H26	By mid-27	By YE27


CG 45

Installation of chute regulators continues on schedule

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Water inflow for flush/dilution Mud discharge Concrete Batch Plant C-pump(s) Low-head discharge hose (350m) Power line extension (3,000m) Drive/Pump House (3685m) East Anchor (3650m) Drain Hole Surface Manifold Grasberg Risk Management Sandvik DU311 Drill Remove Flowable Material With In-pit Pumping Conventional up-hole Coring for Slurry Pond Drainage Water-Driven In-the-Hole (ITH) Hammer Drill Grasberg Pit Plan View 25 ~3 km of new drift development to drill & drain pit bottom Larger Diameter (5”) & Fast drillingSmall Diameter & Slower drilling Mud Removal Options for Former Open Pit • 5 drill holes active • 3 dry & 2 with <10 gpm • 2 ITH Drills underground • Drilling initiated in 3Q26 Target pumping in early 2028 • First blast in April 2026 • Initiate drainage in 2028 Pit bottom pumping via cable- deployed pump Pump Barge Pit Bottom Drainage Gallery GBC PB1 GBC PB2 Pit View Looking Southeast PB1 PB2 Development from April Pump Station Early Pit Breakthrough Drill Site Spur to Pump Station Drill Site Muck Pass (to 2830L) Amole Drift Amole XC-21 N Later LOM Pit Breakthrough Dewatering Drifts (Twinned)

COPPER AT OUR CORE

Freeport – *America's Copper Champion®*

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Fully integrated operations in Southwest U.S.

- Upstream copper mines with SX/EW facilities
- Downstream smelting and refining facilities


ARIZONA
NEW MEXICO
TEXAS
EL PASO
Copper Refinery and Rod Mill
CHINO
TYRONE
MORENCI
BAGDAD
SAFFORD/LONE STAR
SIERRITA
MIAMI
Mine, Copper Rod Plant & Smelter

- **Valuable U.S. franchise with long-standing history in U.S. dating back to late 1800s**
- **Dominant U.S. copper producer; Operations account for ~70% of total U.S. refined production**
- **One of the largest U.S. copper resource positions**
- **Entering a period of potential brownfield growth**

Driving Value Through Innovative Growth & Cost Reduction

Annual Copper Production Potential for ~60% Increase
(bns of lbs)


1.25
U.S. Base Production
2024
~2
Bagdad 2X
Leach Initiatives
Base
2030e Potential

e = estimate

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Americas Leach Innovation Initiatives Low Cost, High Value 27 * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves or mineral resources. Refer to slide 2. South America 16% Other U.S. 34% Morenci 50% Significant Potential ~42 bn lbs Contained * Leach Everywhere ~15% New Technologies (Additives and Heat) ~85% ~600 mm lbs/annum Incremental Production Target Targeting Copper in Stockpiles Unrecoverable by Traditional Leach Methods with Precision Operating Techniques 50 144 214 213 300 800 2022 2023 2024 2025 2027e 2030e Potential Scaling the Opportunity (mm lbs) ~ ~ e = estimate.

COPPER AT OUR CORE

Discretionary Capital Projects*

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Kucing Liar

- Mine development in progress; expansion to 130,000 t/d
- Sustain large-scale, low-cost Cu & Au production
- Capital investment: ~$0.5 bn/yr average (~$0.6 bn in 2026e) through 2033
- 8 bn lbs copper & 8 mm ozs gold through 2041
- 750 mm lbs & 735k ozs per annum at full rates
- Initial production expected to commence ramp-up in 2030 timeframe
- Reviewing schedule in connection with prioritizing GBC ramp-up

Bagdad 2X Expansion

- Potential expansion to double concentrator capacity
- Investment decision expected in 4Q26
- 2026e CAPEX:
  - ~$400 mm to expand tailings infrastructure
  - ~$250 mm for early works**

Grasberg Energy Transition to Natural Gas

- Advancing plans to transition existing energy source from coal to natural gas
- After mud rush incident, project deferred to late 2028
- CAPEX of ~$150 mm in 2027e net of avoided coal cost

Atlantic Copper CirCular

- Recycle electronic material
- 2026e CAPEX: ~$250 mm
- Expect to commence production in mid-2027e
- ~$80 mm per annum in projected incremental EBITDA

** These discretionary projects and PTFI's downstream processing facilities will be excluded from the available cash flow calculation (defined on slide 11) for purposes of the performance-based payout framework.*

*** Prior to formal investment decision, future incremental project capital estimated to approximate $4.5 bn.*

NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate.

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COPPER AT OUR CORE

Adjusted EBITDA Reconciliation

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($ in mm)	3Q 2026	3Q 2025	9-Mo. Ended 9/30/2026	12-Mo. Ended 9/30/2026
Net income attributable to common stock	$1,174	$674	$3,039	$3,445
Interest expense, net	86	107	295	405
Income tax provision	610	669	1,807	2,009
Depreciation, depletion and amortization	520	625	1,557	2,042
PTFI mud rush incident insurance settlement	-	-	(699)	(699)
Gain on sales of assets	-	(16)	(18)	(18)
Stock-based compensation and accretion	69	61	255	319
Other net charges [(1)]	266	189	988	1,660
Other income, net	(25)	(59)	(58)	(123)
Net income attributable to noncontrolling interests	514	573	1,427	1,586
Equity in affiliated companies' net (earnings) losses	(6)	8	(17)	(18)
Adjusted EBITDA [(2)]	**$3,208**	**$2,831**	**$8,576**	**$10,608**

(1) Primarily includes (i) net charges for idle facility, direct recovery and restoration costs associated with PTFI's September 2025 external mud rush incident ($244 mm in 3Q26, $171 mm in 3Q25, $934 mm for the 9 months ended 9/30/2026 and $1.4 bn for the 12 months ended 9/30/2026) and (ii) oil and gas charges ($28 mm in 3Q26, $4 mm in 3Q25, $28 mm for the 9 months ended 9/30/2026 and $130 mm for the 12 months ended 9/30/2026).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

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